Exhibit 23(a)


                          Consent of Independent Accountants
                          ----------------------------------



          We  hereby  consent to  the  incorporation  by  reference in  the

          Prospectus constituting  part of  this Registration  Statement on

          Form S-3 of our report dated  February 10, 1994 which appears  on page 41 of The Montana Power Company's Annual Report on Form 10-K

          for the  year ended December  31, 1993.   We also consent  to the

          reference to us under the heading "Experts" in such Prospectus.





          PRICE WATERHOUSE LLP



          Portland, Oregon
          December 5, 1994